Exhibit 99.1 Corporate Overview Developing New Therapies for Rare Respiratory Diseases January 2025 © Savara Inc. All Rights Reserved.

Safe Harbor Statement Savara Inc. (“Savara” or the “Company”) cautions you that statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by the use of words such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements regarding the potential health benefits and risks and projected development timeline of MOLBREEVI; the timing of regulatory submissions; the potential for and impact of regulatory approval; the potential addressable patient population, market size, commercial opportunity, and competitive landscape for MOLBREEVI; Savara’s commercial launch planning activities, including disease awareness campaign, GM-CSF autoantibody testing, planned infrastructure, and anticipated hiring and the potential impact of those activities; and the sufficiency of our resources to fund the advancement of our development program and potential sources of additional capital. Savara may not actually achieve any of its plans or product development goals in a timely manner, if at all, or otherwise carry out its current intentions or meet the expectations or projections disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements. These forward-looking statements are based upon Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the risks associated with our ability to successfully develop, obtain regulatory approval for and commercialize MOLBREEVI for aPAP; the risks and uncertainties related to the impact of widespread health concerns and geopolitical conditions on our business and operations; risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations; the ability to successfully conduct clinical trials for our product candidate; the availability of sufficient resources and the timing and ability of Savara to raise additional capital as needed to fund continued operations. The risks and uncertainties facing Savara are described more fully in Savara's filings with the Securities and Exchange Commission including our filings on Form 8-K, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2024. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date on which they were made. Savara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company. Additionally, this presentation includes internal research and estimates performed by the Company, which have not been independently verified. MOLBREEVI (molgramostim inhalation solution) is an investigational product that has not been approved for sale or determined to be safe or effective by the U.S. Food & Drug Administration or any regulatory authority. MOLBREEVI, MY MOLBREEVI and aPAP ClearPath are trademarks of Savara. All other trademarks included herein are the property of the owners thereof and are used for reference purposes only. © Savara Inc. All Rights Reserved. 2

Executive Leadership Team

Matthew Pauls, J.D., M.B.A.
Chair & Chief Executive Officer

Anne Erickson
Chief Business Officer

Dave Lowrance
Chief Financial & Administrative Officer

Rob Lutz, M.B.A.
Chief Operating Officer

Kate McCabe
Chief Legal Officer

Braden Parker, M.B.A.
Chief Commercial Officer

Ray Pratt, M.D. FACP
Chief Medical Officer

Sid Advant, Ph.D.
EVP, Global Technical Operations

Charles LaPree
EVP, Global Regulatory Affairs

Brian Robinson, M.D.
EVP, Global Medical Affairs

Yasmine Wasfi, M.D., Ph.D.
EVP, Clinical Operations/Development

© Savara Inc. All Rights Reserved.
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Autoimmune Pulmonary Alveolar Proteinosis (aPAP) Overview and Burden of Disease

Autoimmune PAP: Disease of Alveolar Macrophage Dysfunction GM-CSF NORMAL vs ABNORMAL ALVEOLUS GM-CSF aPAP Autoantibodies Alveoli need surfactant to keep from collapsing GM-CSF is critical for alveolar macrophage function and Rare lung disease caused by GM-CSF autoantibodies which block allows for alveolar surfactant homeostasis, structure, GM-CSF signaling and reduce surfactant clearance. This results in: function, and host defense Surfactant accumulation that blocks movement of oxygen from the alveoli Normal Alveolus Alveolus in aPAP into the blood Thin surfactant layer Thick surfactant layer Reduced blood oxygenation results in difficulty breathing and, ultimately, hypoxemic respiratory failure Alveolar epithelial cells GM-CSF GM-CSF GM-CSF autoantibodies Foamy alveolar Normal macrophage alveolar (lipid filled) macrophage Reduced Normal oxygen delivery oxygen Surfactant-filled Air-filled delivery alveolus alveolus © Savara Inc. All Rights Reserved. 5

Autoimmune PAP is a Rare, Long-Term, Chronic Lung Disease No approved drugs in the U.S. or Europe for aPAP, only treatment option is an invasive procedure Progressive Shortness of Breath § Gas exchange in the lungs is impaired and patients may experience shortness of breath Increased Risk of Infection § At first it occurs upon exertion, but as disease § Serious infections, the most common and progresses, it can occur even when a person is at threatening complications of aPAP, occur in 5–13% rest 1-4 of patients and account for 18–20% of deaths Fatigue, Decreased Exercise Tolerance § Fatigue and significantly reduced exercise capacity can dramatically impact the simplest of daily activities, Fibrosis and Lung Transplant e.g., getting winded walking up a flight of stairs § Over time, aPAP can lead to pulmonary fibrosis and respiratory failure which can be fatal and may require lung transplantation Cough and Episodes of Fever § Cough, sputum production, and episodes of fever, especially if secondary lung infection develops 1. Trapnell Nat Rev Dis Primers 2019; 2. Seymour AJRCCM 2002; 3. Inoue AJRCCM 2008; 4. Jouneau Respirology 2020 © Savara Inc. All Rights Reserved. 6

Whole Lung Lavage (WLL):

- Performed under anesthesia and requires hospitalization, a team of experienced HCPs, and surgical resources
- Does not correct underlying pathophysiology of the disease or prevent abnormal surfactant accumulation and often needs to be repeated
- Patients describe WLL as burdensome and emotionally taxing
- Long-term negative impact (potential lung damage) of repeated WLL procedures is unknown

A Lung Lavage is an Invasive Procedure Performed in a Tertiary Center and is Not Standardized


SALINE FLUID
VENTILATOR
LAVAGE LUNG WITH SURFACTANT ACCUMULATION
VENTILATED LUNG
DOUBLE-LUMEN ENDOTRACHEAL TUBE



Requires insertion of double-lumen endobronchial tube for lung separation → Treated lung is repeatedly filled with up to 15-50L of saline and then drained by gravity → Patient is percussed to emulsify the surfactant sediment → Saline is drained by gravity and continued until lavage fluid becomes clear

Sources: 1: Campo, Assessment and Management of PAP in a Reference Center, Orphanet Jour. of Rare Dis., 2013; 2: Campo, Nat. History of PAP Data from Italian Nat. Reference Center, ERJ, 2019.; Seymour, J. J. Pulmonary alveolar proteinosis: Progress in the First 44 Years, Am. J. Respir Crit. Care Med, 2002. 3: Udwadia, Jain. NEJM (2007) 357:19, 4 McCarthy, Autoimmune Pulmonary Alveolar Proteinosis, Amer. Journal of Respiratory and Critical Care Med., 2022.

7

© Savara Inc. All Rights Reserved.

Disease Burden: Autoimmune PAP Patients Have Significantly 1 Higher Rates of Healthcare Utilization and Comorbidities Charlson Outpatient visits Comorbidity Index +66% 3.5x (~17 per year) (CCI)* Vs. Vs. matched matched controls controls PAP: 1.84 ± 2.48 PAP: 17.30 ± 13.77 Age and Gender Matched Controls: 0.55 ± 1.44 Age and Gender Matched Controls: 10.40 ± 11.38 P value: <0.0001 P value: <0.01 *Developed to classify comorbid conditions which may influence mortality risk. Most widely used comorbidity index used to determine survival rates in patients with multiple comorbidities. Longer hospital stays Emergency Room Visits +38% 3.0x (~16 days per year) (~1.5 per year) Vs. Vs. matched matched controls controls PAP: 1.49 ± 1.17 PAP: 15.96 ± 20.71 Age and Gender Matched Controls: 1.08 ± 0.27 Age and Gender Matched Controls: 5.40 ± 5.07 P value: 0.014 P value: 0.027 1: McCarthy C, et al. Orphanet Journal of Rare Diseases (2018) 13:129 © Savara Inc. All Rights Reserved. 8

Patient Perspective on Living with aPAP “ With whole lung lavage being the only treatment option, it’s terrifying. The best way to describe it in layman’s terms, it’s like a car wash for your lungs. Having an alternative treatment from whole lung lavage would mean the world to me, it would give me the opportunity to get my life back. To give me the freedom of what I had before aPAP. - Kelsea ” “ Overall, when the surfactant builds up, I notice how much more tired I get, walking from the basement to the first floor will wind me, I’ll get chest congestion and cough up yellow mucus. So, every 8 months surfactant builds up and I’ll need the whole lung lavage, and it causes a lot of anxiety knowing I will need to keep having them. Having had multiple lung lavages over the years; there needs to be more options when it comes to managing aPAP. - Eric TO HEAR THESE PATIENTS' STORIES, PLEASE VISIT WWW.SAVARAPHARMA.COM ” © Savara Inc. All Rights Reserved. 9

Disease Burden: Journey of an aPAP Patient

CURRENT JOURNEY			POTENTIAL FUTURE JOURNEY
Symptoms and Experience Before Diagnosis	**Diagnosis with aPAP**	**Treatment**	
12 MONTHS **FROM FIRST EXPERIENCING SYMPTOMS TO SEEING A PHYSICIAN**	**18 MONTHS** **AVERAGE TIME FROM FIRST SEEING A PHYSICIAN TO DIAGNOSIS**		
▪ Insidious development ▪ Battery of diagnostic tests ▪ Typically misdiagnosed as pneumonia coupled with incorrect treatment ▪ Cycles of misdiagnosis for months to years ▪ Eventual referral to a pulmonologist for full pulmonary work-up	▪ aPAP diagnosis	▪ Whole lung lavage (WLL) ▪ Potential off-label therapies	**aPAP ClearPath** • Non-invasive, no-cost, simple auto-antibody blood test to help decrease time-to-diagnosis **MOLBREEVI*** • Clinically meaningful positive Phase 3 results that suggest MOLBREEVI may address the pathophysiology of aPAP • Favorable benefit/risk profile • Well tolerated • Rolling BLA initiated

**MOLBREEVI is the FDA and EMA conditionally accepted trade name for molgramostim inhalation solution. It is not approved in any indication.*

© Savara Inc. All Rights Reserved.
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MOLBREEVI* (molgramostim inhalation solution) *MOLBREEVI is the FDA and EMA conditionally accepted trade name for molgramostim inhalation solution. It is not approved in any indication. © Savara Inc. All Rights Reserved. 11

Savara Investigational Drug-Device Nebulization Time: ~5 minutes Treatment for aPAP § Once daily 300 µg inhaled MOLBREEVI (inhaled biologic) ® § Proprietary eFlow Nebulizer System (PARI) • Optimized for MOLBREEVI administration • Well-established manufacturer of devices used for inhalation therapy • 5 FDA approved nebulizers ® based on eFlow Technology © Savara Inc. All Rights Reserved. 12

Summary of IMPALA-2 Results

PRIMARY ENDPOINT (MOLBREEVI vs placebo)

- Change from baseline to Week 24 in DLco% (p=0.0007)[1]

SECONDARY ENDPOINTS (MOLBREEVI vs placebo)

- Change from baseline to Week 48 in DLco% (p=0.0008)[1]
- Change from baseline to Week 24 in SGRQ Total Score (p=0.0072)[1]
- Change from baseline to Week 24 in SGRQ Activity Score (p=0.0149)[2]
- Change from baseline to Week 48 in Exercise Capacity (p=0.0234)[2]

SAFETY and TOLERABILITY

- Well-tolerated; low treatment discontinuation rate (3%), none due to drug-related adverse events
- 100% of patients who completed the double-blind period enrolled into the open-label period

DLco%, hemoglobin-adjusted percent predicted diffusing capacity of the lungs for carbon monoxide; SGRQ, St. Georges Respiratory Questionnaire.
[1]Statistically significant.[2]Nominally significant.

© Savara Inc. All Rights Reserved.
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Phase 3 IMPALA-2 Trial Design Period 1: Double-blind Period 2: Open-label (top line) (ongoing, not part of top line results) 6-Week Screening n=81 • DLCO ≤70% predicted MOLBREEVI 300 μg daily dosing at first screening and baseline MOLBREEVI 300 μg daily dosing • Change in % predicted n=83 DLCO <15% points to W144 ensure stably impaired placebo patients BL = Primary efficacy analyses W24 W48 = Durability of efficacy / safety PRIMARY ENDPOINT SECONDARY ENDPOINTS § Change from baseline in DLCO at W24 Change from baseline in: § DLCO at W48 § SGRQ Total Score at W24 and W48 § SGRQ Activity Score at W24 and W48 § Exercise Capacity at W24 and 48 © Savara Inc. All Rights Reserved. 14

Discontinuations in Double-Blind Period Were Low: 3%

Participation in Open Label Period Was High: 100% of Double-Blind Period Completers

IMPALA-2 PATIENT DISPOSITION


Screened
(n=286)
Ineligible Patients (n=122)
Randomized
(n=164)
MOLBREEVI
n=81
Placebo
n=83
Treatment
Discontinuation
2 AEs*
Week 48 Completers
n=79 (97.5%)
Week 48 Completers
n=80 (96.4%)
Treatment
Discontinuation
1 AE*
1 Pregnancy
1 Lost to follow up
Entered Open Label Period
n=160** (100%)

*Not considered trial drug related

**One placebo patient stopped blinded trial drug but continued trial participation through Week 48 and entered the open label period

© Savara Inc. All Rights Reserved.
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Demographics Were Well-Balanced Across Treatment Groups MOLBREEVI Placebo N=81 N=83 Mean (SD) 50.8 (13.03) 48.4 (12.69) Age years Male 44 (54.3) 54 (65.1) Sex Female 37 (45.7) 29 (34.9) n (%) White 38 (46.9) 40 (48.2) Race Asian 36 (44.4) 37 (44.6) n (%) Black or African American 3 (3.7) 2 (2.4) Other 4 (4.9) 4 (4.8) Mean (SD) 52.6 (11.71) 52.6 (10.39) DLCO at baseline ≤ 50% 31 (38.3) 32 (38.6) DLCO stratification group > 50% 50 (61.7) 51 (61.4) © Savara Inc. All Rights Reserved. 16

Primary Endpoint Met (DLCO): Achieved Statistical Significance MOLBREEVI Superior to Placebo on Change From Baseline in DLCO at W24 (Primary Endpoint) and W48 (Secondary Endpoint) 15 15 p=0.0008 10 p=0.0007 10 5 5 0 0 24 48 24 48 24 48 0 4 8 12 16 20 24 28 32 36 40 44 48 Weeks Weeks MOL PBO MOL PBO LS Mean Difference P-values are for difference in LS Mean CFB between MOLBREEVI and placebo DLCO minimal clinically important difference (MCID) in change from baseline in severe COPD is a 10% increase. MOLBREEVI in aPAP showed a ~10% increase in change from baseline at W24 and ~12% increase in change from baseline at W48. © Savara Inc. All Rights Reserved. 17 DLCO %Pred adj CFB (LS mean 95% CI) DLCO %Pred adj CFB (LS mean 95% CI)

MOLBREEVI Superior to Placebo on Change From Baseline in SGRQ Total Score at W24, Favorability Continues Through W48 0 0 -5 -5 -10 -10 p=0.0072 -15 -15 p=0.1046 -20 -20 24 48 24 48 24 48 0 4 8 12 16 20 24 28 32 36 40 44 48 Weeks Weeks MOL PBO MOL PBO LS Mean Difference P-values are for difference in LS Mean CFB between MOLBREEVI and placebo © Savara Inc. All Rights Reserved. 18 SGRQ Total Score CFB (LS mean 95% CI) SGRQ Total Score CFB (LS mean 95% CI)

MOLBREEVI Nominally Significant on Change From Baseline in SGRQ Activity Score at W24, Favorability Continues Through W48 0 0 -5 -5 -1 0 -10 -1 5 p=0.0149 -15 p=0.1216 -2 0 -20 24 48 24 48 24 48 0 4 8 12 16 20 24 28 32 36 40 44 48 Weeks Weeks MOL PBO MOL PBO LS Mean Difference P-values are for difference in LS Mean CFB between MOLBREEVI and placebo © Savara Inc. All Rights Reserved. 19 SGRQ Activity Subscale CFB (LS mean, 95%CI) SGRQ Activity Subscale CFB (LS mean, 95%CI)

MOLBREEVI Nominally Significant on Change From Baseline in Exercise Capacity (Peak METs) at W48 2.0 2.0 1.5 p=0.0845 1.5 p=0.0234 1.0 1.0 0.5 0.5 0.0 -0.5 0.0 24 48 24 48 24 48 0 12 24 36 48 Weeks Weeks MOL PBO MOL PBO Difference in LS mean P-values are for difference in LS Mean CFB between MOLBREEVI and placebo © Savara Inc. All Rights Reserved. 20 Peak METs CFB (LS mean, 95% CI) CFB Peak METS (LS Mean 95% CI)

Lung Lavage Was Permitted as a Rescue Therapy During the Trial During 48-week double-blind period • 17 (~10%) patients underwent at least one lung lavage — MOLBREEVI: n=6 (7.4%) — Placebo: n=11 (13.3%) © Savara Inc. All Rights Reserved. 21

IMPALA-2 Safety Summary: MOLBREEVI Was Well-Tolerated Treatment Emergent Adverse Events MOLBREEVI Placebo N=81 N=83 n (%) n (%) Any 69 (85) 71 (86) Severe 13 (16) 16 (19) Treatment related 20 (25) 16 (19) Serious 14 (17) 20 (24) Not treatment related 13 (16) 20 (24) 1 Treatment related 1 (1) 0 Leading to death 0 0 Leading to trial drug discontinuation 2 (2) 1 (1) Special interest (chest pain, hypersensitivity) 9 (11) 6 (7) Serious and of special interest 0 1 (1) 1 SAE of delusions resulting in psychiatric hospitalization in patient with a past medical history of seizure disorder treated with levetiracetam, which is labeled for psychiatric side effects, including delusions; the event was assessed as possibly related to study drug by the investigator. © Savara Inc. All Rights Reserved. 22

IMPALA-2 Safety Summary: Most Common Adverse Events ADVERSE EVENTS IN >10% OF PATIENTS IN ANY TREATMENT ARM DURING DOUBLE-BLIND TREATMENT PERIOD MOLBREEVI Placebo Treatment Emergent Adverse Events (N=81) (N=83) n (%) n (%) Any 69 (85) 71 (86) Most common COVID-19 18 (22) 8 (10) Cough 17 (21) 18 (22) Pyrexia 11 (14) 9 (11) Nasopharyngitis 11 (14) 7 (8) Arthralgia 9 (11) 7 (8) Headache 9 (11) 7 (8) Diarrhea 9 (11) 2 (2) Alveolar proteinosis 4 (5) 12 (14) Treatment related 20 (25) 16 (19) © Savara Inc. All Rights Reserved. 23

Overview of IMPALA-2 Results: Top Line, DSS, Responder Analyses, and GGO Data

	Measure	Timeframe	P-Value / Results
Pulmonary gas exchange	DLco%	Week 24 Week 48	**0.0007** **0.0008**
	Disease Severity Score (DSS)	Week 24 Week 48	**0.0239*** **0.0006***
	Responder Analysis - DLco%	Weeks 24 and 48	Significantly higher proportions of patients achieved each responder threshold (5%, 7%,10%) with MOLBREEVI compared to placebo
Respiratory health-related quality of life	SGRQ Total Score	Week 24 Week 48	**0.0072** 0.1046
	SGRQ Activity Score	Week 24 Week 48	**0.0149†** 0.1216
	Responder Analysis – SGRQ Total	Week 24 Week 48	Numerically (W24) & significantly (W48) higher proportions of patients achieved each responder threshold (-4, -8, -12-points) with MOLBREEVI compared to placebo
Patient functionality	Exercise Capacity (Peak METs)	Week 24 Week 48	0.0845 **0.0234†**
Surfactant burden	Chest Computed Tomography – GGO	Week 24	**0.0004***
	Whole Lung Lavage	Over 48 Weeks	Numerically favorable to MOLBREEVI compared to placebo

*Post-hoc analysis. †P-value nominally significant: P-value ≤ 0.0500 but did not meet the p-value threshold required in the pre-specified hierarchical testing procedure.

DLco%, hemoglobin-adjusted percent predicted diffusing capacity of the lungs for carbon monoxide; GGO, ground glass opacification; METs, metabolic equivalents; SGRQ, St. George's Respiratory Questionnaire.

© Savara Inc. All Rights Reserved.
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Regulatory and Intellectual Property © Savara Inc. All Rights Reserved.

U.S. and European Regulatory Timeline



2024
2025
2026
2027
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
US
Started Rolling Submission
Complete Rolling Submission
BLA Filing
Potential Approval*
EU
EU MAA Submission
Potential Approval

Assumes Priority Review is granted by the FDA

© Savara Inc. All Rights Reserved.
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MOLBREEVI IN aPAP REGULATORY DESIGNATIONS § Orphan Drug Designation, Europe (eligible for 10 years exclusivity) Regulatory and IP § Orphan Drug Designation, U.S. (eligible for 7 years exclusivity) Summary § Fast Track Designation, U.S. § Breakthrough Therapy Designation, U.S. § Innovation Passport Designation, U.K. § Promising Innovative Medicine Designation, U.K. BIOLOGIC EXCLUSIVITY § Upon Biologics License Application (BLA) approval FDA would grant 12 years marketing exclusivity INTELLECTUAL PROPERTY § Pending patent applications for MOLBREEVI drug formulation and methods of use including treating aPAP with MOLBREEVI ® § Worldwide exclusive license to proprietary eFlow Nebulizer System (PARI) for MOLBREEVI in aPAP and pending joint patent application with PARI for the drug/device combination § Proprietary cell bank for MOLBREEVI © Savara Inc. All Rights Reserved. 27

Commercial Update © Savara Inc. All Rights Reserved.

Commercial Launch Planning Advancing Against Near Term Objectives TESTING AWARENESS INFRASTRUCTURE PERSONNEL TESTING Expand awareness Build critical Evolve antibody Hire and onboard key of autoimmune PAP capabilities to facilitate testing platform with among targeted commercial roles to access to an eye toward long expand core activities health care MOLBREEVI post term market expansion professional and approval patients © Savara Inc. All Rights Reserved. 29

Autoimmune PAP Disease State Awareness Campaign Multi-channel effort across healthcare professionals and patients HCP DSA Campaign Patient DSA Campaign Advocacy Paid Media Social Media Conferences Tele-Educators DSA Brochure rd 3 Party Email Paid Media TV/YouTube The Balancing Act © Savara Inc. All Rights Reserved. 30

Exclusive Specialty Pharmacy with Integrated Patient Services Right-sized model for first-to-market solution for orphan condition SPECIALTY PHARMACY § Smaller patient population is best served by a single specialty pharmacy • Consistency • Seamless provision of services • Clear visibility to all patient data to inform key performance indicators § Currently evaluating partners Insert Image • Relevant pulmonary experience • Demonstrated track record of exceptional patient and provider services Single source pharmacy will service all patients with direct shipments and ongoing support © Savara Inc. All Rights Reserved. 31

MyMolbreevi: Best in Class Support Program in Development Program aims to reduce access barriers for appropriate MOLBREEVI patients post approval PATIENT SERVICES § Case management approach § Clinical education§ Insurance services • Dedicated care navigator • Pharmacist calls • Prior authorization • Single point of contact • Device training • Appeals • Nurse educators § Financial assistance • Adherence support • Commercial co-pay program • Free drug for eligible patients PRESCRIBER SERVICES § Streamlined prescribing§ Sample letter of medical necessity § Prior authorization checklist§ Sample letter of appeal © Savara Inc. All Rights Reserved. 32

Significant U.S. Opportunity with ~3,600 Currently Diagnosed aPAP Patients

CONFIRMED DIAGNOSED aPAP PATIENTS[1]

~3,600

(U.S. Claims Data Analysis)

Analysis of comprehensive claims dataset

- Counted PAP ICD9/10 diagnosis codes from 300M+ lives*
- Physicians managing the patients are located across ~1,100 centers
- ~3,600 unique aPAP patients identified

*Adjusted for autoimmune PAP (aPAP)

UNCONFIRMED HIGHLY LIKELY AND LIKELY aPAP[1]

+1,400 Highly likely

+2,300 Likely

aPAP ClearPath™

aPAP ClearPath Ab testing to confirm diagnosis

[1] *Data from 2023 U.S. Insurance Claims Analysis conducted by Savara*

© Savara Inc. All Rights Reserved.
33

U.S. Centers Prioritized Based on Experience Treating aPAP Patients GOAL: Line of Sight to 1,000 Patients at Launch 1 U.S. PATIENTS / HCP HEATMAP † COEs Currently have line of sight to ~450 patients ILD Centers* § Confirmed Location § Treating Physician § Patient Management General Pulmonary Centers 1 Data from 2023 U.S. Insurance Claims Analysis conducted by Savara †PAP Center of Excellence (COE) includes healthcare organizations listed on PAP Foundation website, IMPALA-2 clinical trial sites, and other sites of expertise *ILD clinics are dedicated to the management of patients with a wide variety of interstitial lung diseases that can range from pulmonary fibrosis to rare lung diseases © Savara Inc. All Rights Reserved. 34

Market Development Team Broadens market reach and accelerates pre-launch activities § Projected market development team of Head, Market Development ~25 people (including leadership) § Target list of accounts expanded beyond current field medical list to broaden reach Regional Director Regional Director Regional Director § Territory managers will be added in waves gated to key milestones Territory Territory Territory § Key activities include: Managers Managers Managers • Profiling accounts to gain line of sight into currently diagnosed patients • aPAP disease awareness and education • Dry blood spot (DBS) antibody testing education © Savara Inc. All Rights Reserved. 35

Claims Data Analysis Suggests U.S. Market May Be 2x Larger

CONFIRMED DIAGNOSED aPAP PATIENTS[1]

~3,600

(U.S. Claims Data Analysis)

Analysis of comprehensive claims dataset

- Counted PAP ICD9/10 diagnosis codes from 300M+ lives*
- Physicians managing the patients are located across ~1,100 centers
- ~3,600 unique aPAP patients identified

*Adjusted for autoimmune PAP (aPAP)

UNCONFIRMED HIGHLY LIKELY AND LIKELY aPAP[1]

+1,400 Highly likely

+2,300 Likely

aPAP ClearPath™

aPAP ClearPath Ab testing to confirm diagnosis

1) Data from 2023 U.S. Insurance Claims Analysis conducted by Savara

© Savara Inc. All Rights Reserved.
36

aPAP ClearPath Testing Platform No cost antibody testing to identify aPAP among undiagnosed patients CURRENTLY AVAILABLE: SERUM COMING SOON: DRIED BLOOD SPOT (DBS) § Simple finger prick performed in a physician’s office § Removes logistical challenges to serum testing § Target launch end of 1Q 2025 § Launched in the U.S. and Europe § Platform used in Interstitial Lung Disease (ILD) Clinic Pilot Program © Savara Inc. All Rights Reserved. 37

Europe (EU4+UK) Market Development is Underway 1 TREATMENT CENTER MAPPING 1 2 Country Key Centers Est. TAM § aPAP Centers of Excellence identified (8) ~1,100 Germany 11 UK 25 ~900 § aPAP ClearPath antibody test launched in Europe France 24 ~900 ~700 Italy 16 § 62 patients in Europe enrolled in IMPALA-2 trial Spain 12 ~600 3 open-label extension Total 88 ~5,000 1 Savara 2024 EU4+ UK Primary (N= 6 EU4+ UK Principal Investigators, 5 EU4+UK Lab Directors) and Secondary Market Research 2 Data from 2023 U.S. Insurance Claims Analysis conducted by Savara and extrapolated based on geographic population 3 Enrolled across 15 IMPALA-2 sites in the EU, UK, and Turkey © Savara Inc. All Rights Reserved. 38

MOLBREEVI: U.S. Commercial Opportunity MOLBREEVI § Clinically meaningful benefit § Strong stakeholder interest Long Term Exclusivity § Orphan drug pricing potential § 12-year biologic exclusivity (U.S.) § Chronic dosing § Biosimilar competition unlikely Significant Unmet Need Efficient Rare Disease Model § High disease burden § Small customer facing footprint § No FDA approved therapies § Exclusive pharmacy network Significant § Whole lung lavage is invasive and not Commercial standardized Opportunity © Savara Inc. All Rights Reserved. 39

Financials © Savara Inc. All Rights Reserved.

Financial Highlights

- **Cash runway through 2Q 2027**
  - ~$219M in cash, cash equivalents and short-term investments*
- **Strong investor support with coverage from 8 equity research analysts**

ANALYST COVERAGE

Jefferies	Andrew Tsai
Piper Sandler	Yasmeen Rahimi, PhD
Guggenheim Securities	Vamil Divan, MD, MBA
Oppenheimer	Francois Brisebois
JMP	Jonathan Wolleben
H.C. Wainwright	Andrew Fein
Evercore ISI	Liisa Bayko, MSC, MBA
Wells Fargo	Tiago Fauth

*As of 9/30/24

© Savara Inc. All Rights Reserved.

41

Near- and Long-Term U.S. Market Opportunity in aPAP is Sizeable

~3,600	Current U.S. TAM of confirmed diagnosed patients
$300K-$500K	Orphan rare disease potential pricing power
~3,700	Large pool of likely patients that are currently undiagnosed
Multiple	Patents currently being prosecuted
12-years	Biologic exclusivity in U.S. upon approval
Long-term	Durable revenue stream with biosimilar competition unlikely



>$1B

Potential U.S. Opportunity

TAM = Total addressable market

© Savara Inc. All Rights Reserved.
42

THANK YOU © Savara Inc. All Rights Reserved.